UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2005

WINDSORTECH, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-07539 (Commission File Number)	13-2599131 (IRS Employer Identification Number)

70 Lake Drive, Hightstown, NJ 08520 (Address of Principal Executive Office)
Registrant’s telephone number, including area code: (609) 426-4666

None
(Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	Changes in Registrant’s Certifying Accountant

(a)
On October 17, 2005, the Registrant held its 2005 Annual Shareholders meeting where the Shareholders ratified the appointment of RubinBrown LLP as accountants for the fiscal year ended December 31, 2005.

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(a)
On October 17, 2005, the Registrant held its 2005 Annual Shareholders meeting where the Shareholders voted “FOR” the election of Marc Sherman, Seth A. Grossman, Edward L. Cummings, R. Keith Elliott, Robert W. VanHellemont, Geoffrey A. Smith, John Cunningham to the Board of Directors to serve until the next Annual Shareholders meeting.

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)
On October 17, 2005, the Registrant held its 2005 Annual Shareholders meeting where the Shareholders voted to change the Company name from Windsortech, Inc. to QSGI INC. Text of the press release dated October 18, 2005, titled “WindsorTech Changes Name to QSGI” is furnished as Exhibit 99.1

ITEM 9.01	Financial Statements and Exhibits

(d)	The following exhibits are being filed or furnished with this report:

99.1	Text of the press release dated October 18, 2005, titled “WindsorTech Changes Name to QSGI.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINDSORTECH, INC.

Date: October 20, 2005	By:	/S/ Edward L. Cummings
Edward L. Cummings
Vice President, Treasurer and
Chief Financial Officer